UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2012

ACCELPATH, INC

(Exact name of registrant as specified in its charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

352A Christopher Avenue, Gaithersburg, Maryland 20879
(Address of Principal Executive Offices)

(301) 767-2810

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 13, 2012, AccelPath, Inc. (formerly Technest Holdings, Inc., the “Company”) dismissed Wolf & Company, P.C. (“Wolf”), as its independent accountant, effective as of August 10, 2012. This change in independent accountant was approved by the Company’s Board of Directors.

The reports of Wolf on the Company’s financial statements for the years ended June 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, other than the expression of doubt that the Company can continue as a going concern in its report on the financial statements for the year ended June 30, 2011.

During the years ended June 30, 2011 and 2010, and through August 10, 2012, (i) there were no disagreements with Wolf on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolf, would have caused it to make reference thereto in connection with its reports on each of the Company’s financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as follows:

In connection with its audit of the Company’s financial statements for the year ended June 30, 2011, Wolf advised the Company’s Board of Directors and management, by letter dated October 13, 2011, that it noted certain deficiencies involving internal control over financial reporting that it considered to be material weaknesses under standards of the Public Company Accounting Oversight Board.  Specifically, Wolf advised the Company’s Board of Directors and management that it considered the following two items to be material weaknesses:

1)	Lack of accounting resources (including the lack of centralized accounting and lack of formally documented policies and procedures); and
2)	Inadequate segregation of duties due to limited staff.

The Company’s Board of Directors discussed the subject matter of these weaknesses with Wolf.

The Company has authorized Wolf to respond fully to the inquiries of the successor accountant concerning the subject matter of the material weaknesses cited by Wolf.

The Company requested that Wolf furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 15, 2012, is filed as Exhibit 16.1 to this Current Report.

Engagement of New Independent Accountant

On August 10, 2012, our Board of Directors engaged MaloneBailey, LLP (“MaloneBailey”) as its independent accountant to audit its financial statements for the fiscal year ending June 30,

2012.  The Company did not consult with MaloneBailey during the years ended June 30, 2011 and 2010, and through August 10, 2012, regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Wolf & Company, P.C. dated August 15, 2012

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELPATH, INC.

Date: August 16, 2012	By:	/s/ Shekhar Wadekar
		Name:	Shekhar Wadekar
		Title:	Chief Executive Officer

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